                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY





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                         REGISTRATION RIGHTS AGREEMENT

                                     among


                        BINDVIEW DEVELOPMENT CORPORATION

                      GENERAL ATLANTIC PARTNERS 44, L.P.,

                        GAP COINVESTMENT PARTNERS, L.P.,

                           JMI EQUITY FUND III, L.P.

                                      and

                                ERIC J. PULASKI

                          ------------------------

                           Dated: October 16, 1997


                          ------------------------


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
                               TABLE OF CONTENTS


                                                                                                                     Page
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.       General; Securities Subject to this Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         (a)     Grant of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         (b)     Registrable Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         (c)     Holders of Registrable Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

3.       Demand Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         (a)     Request for Demand Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         (b)     Incidental or "Piggy-Back" Rights with Respect to a Demand
                 Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         (c)     Effective Demand Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         (d)     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         (e)     Underwriting Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         (f)     Selection of Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

4.       Incidental or "Piggy-Back" Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         (a)     Request for Incidental Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         (b)     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

5.       Form S-3 Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (a)     Request for a Form S-3 Registration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (b)     Form S-3 Underwriting Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         (c)     Limitations on Form S-3 Registrations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (d)     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         (e)     No Demand Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

6.       Holdback Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (a)   Restrictions on Public Sale by Designated Holders  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (b)   Restrictions on Public Sale by the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

7.       Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (a)     Obligations of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         (b)     Seller Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (c)     Notice to Discontinue  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         (d)     Registration Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

8.       Indemnification; Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         (a)     Indemnification by the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         (b)     Indemnification by Designated Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         (c)     Conduct of Indemnification Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         (d)     Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

9.       Rule 144 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

10.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         (a)     Recapitalizations, Exchanges, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         (b)     No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (c)     Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (d)     Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (e)     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         (f)     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         (g)     Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         (h)     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         (i)     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         (j)     GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         (k)     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         (l)     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         (m)     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                         REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated October 16, 1997 (this "AGREEMENT"), among BindView Development Corporation, a Texas corporation (the "COMPANY"), General Atlantic Partners 44, L.P., a Delaware limited partnership ("GAP LP"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP COINVESTMENT"), JMI Equity Fund III, L.P., a Delaware limited partnership ("JMI") and Eric J. Pulaski ("PULASKI").

         This Agreement is made in connection with the Preferred Stock and Warrant Purchase Agreement, dated October 16, 1997 (the "STOCK PURCHASE AGREEMENT"), among the Company, GAP LP, GAP Coinvestment and JMI, pursuant to which the Company has agreed to, among other things, issue and sell to (a) GAP LP, GAP Coinvestment and JMI, pursuant to which the Company has agreed to, among other things, issue and sell to (a) GAP LP, and GAP LP has agreed to purchase from the Company, (i) an aggregate of 1,398,328 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company (the "PREFERRED STOCK") and (ii) a warrant (the "GAP LP WARRANT") to purchase, subject to the terms and conditions thereof, an aggregate of up to 165,935 shares of Common Stock, no par value per share, of the Company (the "COMMON STOCK") and (b) GAP Coinvestment, and GAP Coinvestment has agreed to purchase from the Company, (i) an aggregate of 287,065 shares of Preferred Stock and
(ii) a warrant (the "GAPCO WARRANT") to purchase, subject to the terms and conditions thereof, an aggregate of up to 34,065 shares of Common Stock and (c) JMI, and JMI has agreed to purchase from the Company, (i) an aggregate of 842,697 shares of Preferred Stock and (ii) a Warrant (the "WARRANT" and together with the GAP LP Warrant and the GAPCO Warrant, the "WARRANTS") to purchase, subject to the terms and conditions thereof, an aggregate of up to 100,000 shares of Common Stock.

         WHEREAS, concurrently herewith, the Company GAP LP, GAP Coinvestment, JMI and Pulaski are entering into the Shareholders' Agreement (as hereinafter defined), pursuant to which the parties thereto have agreed to, among other things, certain first offer, tag-along and preemptive rights, and corporate governance rights and obligations.

         WHEREAS, in order to induce (i) Pulaski to enter into the Shareholders' Agreement and (ii) each of GAP LP, GAP Coinvestment and JMI to purchase its shares of Preferred Stock and to enter into the Shareholders' Agreement, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

         The parties hereby agree as follows:

         1. Definitions. As used in this Agreement the following terms have the meanings indicated:

         2. "Affiliate" shall mean, with respect to any Person, any other Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP LP: (a) GAP LLC, the members of GAP LLC and the limited partners of GAP LP; (b)any Affiliate of GAP LLC, the members of GAP LLC and the limited partners of GAP LP; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members of GAP LLC. In addition, GAP LP and GAP Coinvestment shall be deemed to be Affiliates of one another. In addition, the following shall be deemed to be Affiliates of JMI: (a) JMI L.L.C., the members of JMI L.L.C. and the limited partners of JMI; and (b)any Affiliate of JMI L.L.C., the members of JMI L.L.C. and the limited partners of JMI.

                 "Approved Underwriter" has the meaning set forth in Section 3(f) of this Agreement.

                 "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Texas are authorized or required by law or executive order to close.

                 "Common Stock" has the meaning assigned to such term in the recital to this Agreement. "Common Stock" shall also include any other equity securities of the Company into which such securities are converted, reclassified, reconstituted or exchanged.

                 "Company" has the meaning assigned to such term in the recital to this Agreement.

                 "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

                 "Demand Registration" has the meaning set forth in Section 3(a) of this Agreement.

                 "Designated Holder" means each of the Pulaski Shareholders, each of the General Atlantic Shareholders and each of the JMI Shareholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Shareholders' Agreement and Section 9(f) of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                 "GAP Coinvestment" has the meaning assigned to such term in the recital to this Agreement.

                 "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP, and any successor to such entity.

                 "GAP LP" has the meaning assigned to such term in the recital to this Agreement.

                 "GAP LP Warrant" has the meaning assigned such term in the recital to this Agreement.

                 "GAPCO Warrant" has the meaning assigned such term in the recital to this Agreement.

                 "General Atlantic Shareholders" means GAP LP, GAP Coinvestment and any Affiliate thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders' Agreement.

                 "Holders' Counsel" has the meaning set forth in Section 7(a)(i) of this Agreement.

                 "Incidental Registration" has the meaning set forth in Section 4(a) of this Agreement.

                 "Indemnified Party" has the meaning set forth in Section 8(c) of this Agreement.

                 "Indemnifying Party" has the meaning set forth in Section 8(c) of this Agreement.

                 "Initial Public Offering" means an underwritten initial public offering pursuant to an effective Registration Statement flied under the Securities Act covering the offer and sale of shares of Common Stock for the account of the Company.

                 "Initiating Holder" has the meaning set forth in Section 3(a) of this Agreement.

                 "Inspector" has the meaning set forth in Section 7(a)(vii) of this Agreement

                 "IPO Effectiveness Date" means the date upon which the Company commences its Initial Public Offering.

                 "JMI L.L.C." means JMI Associates III, L.L.C., a Delaware limited liability company and the general partner of JMI and any successor to such entity.

                 "JMI Shareholders" means JMI and any Affiliate thereof and any Permitted Transferee (as defined in the Shareholders' Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders Agreement.

                 "JMI Warrants" has the meaning assigned to such term in the recital to this Agreement.

                 "NASD" has the meaning set forth in Section 7(a)(xii) of this Agreement.

                 "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                 "Preferred Stock" has the meaning assigned to such term in the recital to this Agreement.

                 "Pulaski" has the meaning assigned to such term in the recital to this Agreement.

                 "Pulaski Shareholders" means Pulaski and any Permitted Transferee (as defined in the Shareholders' Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Shareholders' Agreement.

                 "Records" has the meaning set forth in Section 7(a) (vii) of this Agreement.

                 "Registrable Securities" means each of the following: (a) any and all shares of Common Stock owned or acquired after the date hereof by the Designated Holders or issued or issuable upon conversion of shares of Preferred Stock or exercise:of the Warrants, including, without limitation, any additional shares of Common Stock issuable upon conversion or exercise of any warrants or preferred stock acquired by any of the Designated Holders after the date hereof, (b) any other shares of Common Stock acquired or owned by any of the Designated Holders prior to the IPO Effectiveness Date, or acquired or owned by any of the Designated Holders after the IPO Effectiveness Date if such Designated Holder is an Affiliate of the Company and (c) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to shares of Common Stock or shares of Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

                 "Registration Expenses" has the meaning set forth in Section 7(d) of this Agreement.

                 "Registration Statement" means a registration statement filed pursuant to the Securities Act.

                 "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to embrace the Securities Act.

                 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "Shareholders' Agreement" means the Shareholders' Agreement, dated the date hereof, among the Company, GAP LP, GAP Coinvestment, JMI and Pulaski.
                 "Stock Purchase Agreement" has the meaning assigned to such term in the recital to this Agreement.

         2.      General: Securities Subject to this Agreement.

                 (a) Grant of Rights. The Company hereby grants registration rights to the Pulaski Shareholders, the General Atlantic Shareholders and the JMI Shareholders upon the terms and conditions set forth in this Agreement.

                 (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) the entire amount of Registrable Securities proposed to be sold by a Designated Holder in a single sale, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.


                 (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         3.      Demand Registration.

                 (a) Request for Demand Registration. At any time after the IPO Effectiveness Date, (i) one or more of the General Atlantic Shareholders as a group, acting through GAP LLC or its written designee, (ii) one or more of the JMI Shareholders as a group, acting through JMI or its written designee or (iii) the Pulaski Shareholders as a group, acting through Pulaski (the "Initiating Holder(s)") may make a written request to the Company to register, under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor thereto) and under the securities or "blue sky" laws of any jurisdiction designated by such holder or holders (a "DEMAND REGISTRATION"), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect more than one (1) Demand Registration for each of the General Atlantic Shareholders, the JMI Shareholders and the Pulaski Shareholders pursuant to this Section 3; provided, further, however, that the Company shall not be obligated to effect more than one such Demand Registration in any twelve month period. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within thirty (30) days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three (3) months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration within ninety (90) days after the effective date of any other Registration Statement of the Company. Each request for a Demand Registration by the Initiating Holder(s) shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.


                 (b)      Incidental or "Piggy-Back" Rights with Respect to a
Demand Registration.   Each of the Designated Holders (other than the
Initiating Holders) may offer its or his Registrable Securities under any Demand Registration pursuant to this Section 3. Within ten (10) days after the receipt from an Initiating Holder of a request for a Demand Registration, the Company shall (i) give written notice thereof to all of the Designated Holders (other than the Initiating Holder) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days of the receipt by such Designated Holders of such written notice referred to clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3, provided that any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holder.


                 (c) Effective Demand Registration. The Company shall use its reasonable efforts to cause any such Demand Registration to become and remain effective as soon as practicable, but in any event not later than 120 days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 120 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated, (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders or (z) if the request for such Demand Registration is withdrawn by the Initiating Holder and such Initiating Holder reimburses the Company for any expenses incurred in relation thereto.


                 (d) Expenses. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective.


                 (e) Underwriting Procedures. If the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with
Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwriting, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwriting unless such Designated Holder accepts the terms of the underwriting as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce, first as to the Designated Holders (who are not Initiating Holders and who requested to participate in such registration pursuant to
Section 3(b) hereof) as a group, if any; and second as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration, the amount of Registrable Securities to be included in such registration; provided, however, that if the number of Registrable Securities to be included in a Demand Registration by an Initiating Holder is reduced by the Approved Underwriter, then such Initiating Holder shall be entitled to retain a Demand Registration with respect to such number of Registrable Securities excluded by the Approved Underwriter, provided that such Initiating Holder may not initiate such Demand Registration within nine months of the effective date of the Registration Statement with respect to the Demand Registration in which the Approved Underwriter excluded such Initiating Holder's Registrable Securities.


                 (f) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "APPROVED UNDERWRITER"); provided, however, that the Approved Underwriter shall, in any case, be reasonably acceptable to the Initiating Holders holding a majority of the Registrable Securities to be included in such registration

         4.      Incidental or "Piggy-Back" Registration.

                 (a) Request for Incidental Registration. At any time after the IPO Effectiveness Date, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities at least thirty (30) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "INCIDENTAL REGISTRATION"). The Company shall, and shall use its reasonable efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "COMPANY UNDERWRITER") to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as reasonably agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the amount recommended by the Company Underwriter; and third, any other securities requested to be included in such underwriting.


                 (b) Expenses. The Company shall bear all Registration Expenses (other than underwriting discounts and commissions) in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

         5.      Form S-3 Registration

                 (a) Request for a Form S-3 Registration. In the event that the Company shall receive from any Designated Holder (the "S-3 Initiating Holder") a written request that the Company register, under the Securities Act and the securities and "blue sky" laws of any jurisdiction reasonably designated by such Designated Holder, on Form S-3 (or any successor form then in effect), all or a portion of the Registrable Securities owned by such S-3 Initiating Holder, the Company shall give written notice of such request to each of the other Designated Holders at least 30 days before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such other Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within 15 days after their receipt from the Company of the written notice of such registration. The Company shall (i) take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered and (ii) use its reasonable best efforts to (x) cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, but in any event not later than three months after it receives a request therefor and (y)cause the Company Underwriter to permit the Designated Holders who have requested in writing to participate in such registration to include their Registrable Securities in such offering on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holder included therein.

                 (b) Form S-3 Underwriting Procedures. If the S-3 Initiating Holder so elects, the Company shall use its reasonable efforts to cause the offering on Form S-3 pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the Company shall select an investment banking firm of national reputation to act as the managing underwriter of such offering; provided, however, that such underwriter shall, in any cases be acceptable to the S-3 Initiating Holder in its reasonable judgment. In connection with any offering under Section 5(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the Designated Holders thereof accept the terms of the underwriting as agreed upon between the Company, such selected underwriter and the S-3 Initiating Holder, and then only in such quantity as will not, in the opinion of such underwriter, jeopardize the success of the offering by the S-3 Initiating Holder. If in the written opinion of such underwriter the registration of all or part of the Registrable Securities which the S-3 Initiating Holder and the other Designated Holders have requested to be included would materially adversely affect such public offering, then the Company shall be required to include in the underwriting, to the extent of the amount that such underwriter believes may be sold without causing such adverse effect, first, all of the Registrable Securities to be offered for the account of the S-3 Initiating Holder; second, the Registrable Securities to be offered for the account of the other Designated Holders who requested inclusion of their Registrable Securities pursuant to Section 5(a), pro rata based on the number of Registrable Securities proposed to be offered for the account of such Designated Holders; and third, any other securities requested to be included in such underwriting.

                 (c) Limitations on Form S-3 Registrations. If at the time of any request to register Registrable Securities pursuant to Section 5(a), the Company is engaged in, or has fixed plans to engage in within three months (3) of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration on Form S-3 (or any successor form then in effect) to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three (3) months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a), (i) within three months after the effective date of any other Registration Statement of the Company, (ii) if within the 12-month period preceding the date of such request, the S-3 Initiating Holder has included its Registrable Securities in an offering on Form S-3, (iii) if Form S-3 is not available for such offering by the Initiating S-3 Holder, (iv) if the S-3 Initiating Holder has already requested one registration on Form S-3 and all of the Registrable Securities requested to be included in such registration were so included or (v) if the S-3 Initiating Holder, together with the Designated Holders (other than the S-3 Initiating Holder) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of less than $15,000,000. The parties acknowledge and agree that the limitation in subsection (iv) of the preceding sentence is for the purpose of limiting the General Atlantic Shareholders (acting as a group through GAP LLC), the JMI Shareholders (acting as a group through JMI) and the Pulaski Shareholders (acting as a group through Pulaski) to one registration each on From S-3, regardless of the number of Designated Holders in each group.

                 (d) Expenses. In connection with any registration pursuant to this Section 5, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions), whether or not such registration becomes effective.

                 (e) No Demand Registration. No registration requested by any Designated Holder pursuant to this Section 5 shall be deemed a Demand Registration pursuant to Section 3.

         6.      Holdback Agreements.

                 (a) Restrictions on Public Sale by Designated Holders. Each of the Designated Holders agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the 90-day period beginning on the effective date of such registration statement (except as part of such registration), (i) in the case of a non-underwritten public offering, if and to the extent requested by the Initiating Holders (in the event of a Demand Registration pursuant to Section
3) or the Company (in the event of an Incidental Registration pursuant to
Section 4(a)), as the case may be, or (ii) in the case of an underwritten public offering, if and to the extent requested by the Approved Underwriter (in the event of a Demand Registration pursuant to Section 3) or the Company Underwriter (in the event of an Incidental Registration pursuant to Section 4(a)), as the case may be.

                 (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-5 or S-8 or any successor thereto), during the period beginning on the effective date of any registration statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such registration statement are sold and (ii) 180 days after the effective date of such registration statement.

         7.      Registration Procedures.

                 (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3, Section 4 or
Section 5 of this Agreement, the Company shall use its reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as reasonably possible:

                          (i)     use its reasonable efforts to prepare and
file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that (x) before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                          (ii)    prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) 180 days and (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                          (iii)   as soon as reasonably possible, furnish to
each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                          (iv)    use its reasonable efforts to register or
qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for 180 days or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or
(z) consent to general service of process in any such jurisdiction;

                          (v)     use its reasonable efforts to cause the
Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                          (vi)    notify each seller of Registrable Securities
at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                          (vii)   enter into and perform customary agreements
(including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3,
Section 4 or Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                          (viii)  make available for inspection by any seller
of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                          (ix)    if such sale is pursuant to an underwritten
offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                          (x)     use its reasonable efforts to furnish, at the
request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions and are reasonably acceptable to counsel representing the Company;

                          (xi)    otherwise use its reasonable efforts to
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                          (xii)   cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are able to be satisfied;

                          (xiii)  keep Holders' Counsel advised in writing as
to the initiation and progress of any registration under Section 3 or Section 4 hereunder;

                          (xiv)   cooperate with each seller of Registrable
Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                          (xv)    use reasonable efforts to take all other
steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                 (b)      Seller Information.      The Company may require each
seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. Failure of any seller of Registrable Securities to provide any requested information in a reasonably timely manner shall be grounds for removal of the Registrable Securities of such seller from the offering.

                 (c)      Notice to Discontinue.   Each Designated Holder of
Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a) (ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a) (vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a) (vi).

                 (d) Registration Expenses. The Company shall pay all expenses (other than as set forth in Sections 3(d), 4(b) and 5(d)) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters and any special audits incident to or required by any registration or qualification) and the reasonable legal fees, charges and expenses of one counsel engaged by the Initiating Holders to represent their interests in connection with a Demand Registration and (v) any liability insurance or other premiums for insurance obtained by the Company in connection with any Demand Registration, Incidental Registration or registration on Form S-3 pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 7(d) are referred to herein as "REGISTRATION EXPENSES."

         8.      Indemnification: Contribution.

                 (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from arid against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or Supplement( thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

                 (b) Indemnification by Designated Holders. In connection with any registration statement in which a Designated Holder is participating pursuant to Section 3, Section 4 or Section 5 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Designated Holder agrees to indemnify and hold harmless to the fullest extent permitted by law, the Company, any underwriter, retained by the Company and their respective directors, officers, employees, advisors and agents and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 8(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the registration statement or prospectus relates.

                 (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING PARTY") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

                 (d) Contribution. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

         9. Rule 144. The Company hereby covenants that after it has filed (and such Registration Statement has become effective) a Registration Statement pursuant to Section 12 of the Exchange Act or a Registration Statement pursuant to the Securities Act in respect of any Shares it shall file
(a) any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the' Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

         10.     Miscellaneous.

                 (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to
(i) the shares of Common Stock and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially similar to this Agreement as a condition of any such transaction.

                 (b) No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

                 (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                 (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) the Designated Holders holding Registrable Securities representing (after giving effect to any adjustments) at least 85% of the aggregate number of Registrable Securities owned by all of the Designated Holders; provided, however, that any such amendment, modification, supplement, waiver or consent shall not be effective to withdraw, deny or adversely affect the rights of any Designated Holder who has not consented in writing thereto. Subject to the proviso in the preceding sentence, any such written consent shall be binding upon the Company and all of the Designated Holders.

                 (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                          (i)     if to the Company:

                                  BindView Development Corporation
                                  3355 West Alabama, Suite 1200
                                  Houston Texas 77098-1718
                                  Telecopy:        (713) 881-9200
                                  Attention:       Eric J. Pulaski,
                                                   President
                                  with a copy to:


                                  Brown, Parker & Leahy, L.L.P.
                                  1200 Smith Street, Suite 3600
                                  Houston, Texas 77002-4595
                                  Telecopy:        (713) 654-1871
                                  Attention:       Barry Davis, Esq.


                          (ii)    if to the Pulaski Shareholders:

                                  BindView Development Corporation
                                  3355 West Alabama, Suite 1200
                                  Houston, Texas 77098-1718
                                  Telecopy:
                                  Attention: Eric J. Pulaski, President


                                  with a copy to:


                                  Brown, Parker & Leahy, L.L.P.
                                  1200 Smith Street, Suite 3600
                                  Houston, Texas 77002-4595
                                  Telecopy:        (713) 654-1871
                                  Attention:       Barry Davis, Esq.


                          (iii)   if to GAP LP or GAP Coinvestment:

                                  c/o General Atlantic Service Corporation
                                  3 Pickwick Plaza
                                  Greenwich, Connecticut 06830
                                  Telecopy:        (203) 622-8818
                                  Attention:       Mr. Stephen P. Reynolds

                                  with a copy to:

                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, New York 10019-6064
                                  Telecopy:        (212) 757-3990
                                  Attention:       Matthew Nimetz, Esq.

                          (iv)    if to JMI:

                                  c/o JMI Equity Fund III, L.P.
                                  12860 High Bluff Road, Suite 200
                                  San Diego, California 92130
                                  Telecopy: (619) 259-4843
                                  Attention: Charles E. Noell, III


                          (v) if to any other Designated Holder, at its address as it appears on the record books of the Company.

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                 (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The Demand Registration rights of the General Atlantic Shareholders, the JMI Shareholders and the Pulaski Shareholders contained in Section 3 hereof and the other rights of each of the General Atlantic Shareholders, JMI Shareholders and the Pulaski Shareholders with respect thereto shall be, with respect to any Registrable Security, (i) automatically transferred among the General Atlantic Shareholders, (ii) automatically transferred among the JMI Shareholders, (iii) automatically transferred among the Pulaski Shareholders and (iv) in all other cases, transferred only with the consent of the Company. The incidental or "piggy-back" registration rights of the Designated Holders contained in Sections 3(b) and 4 hereof, the Form S-3 registration rights contained in
Section 5 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred by such Designated Holder to any Person who is the transferee of such Registrable Security. All of the obligations of the Company hereunder shall survive any such transfer; provided, however, that the "piggyback" registration rights of the Other Shareholders (as set forth in subsection (g) below) may be transferred only with the consent of the Company.

                 (g) Third Party Beneficiaries. The parties to this Agreement agree that the shareholders of the Company listed on Schedule 1 (the "OTHER SHAREHOLDERS") shall be entitled to certain "piggy-back" registration rights under Sections 3(b), 4(a) and 5(a) of this Agreement. The rights granted pursuant to the preceding sentence are expressly conditioned on the agreement of each such Other Shareholder to abide by the obligations set forth herein as if such Other Shareholder was an original signatory to this Agreement including, without limitation, the obligations set forth in Sections 3(b), 4(a), 5(b), 6(a) 7(a) and 8(b). The Company shall provide notice to the Other Shareholders of an event that triggers the Other Shareholders' "piggy-back" registration rights. The number of Registrable Securities of the Other Shareholders requested to be included in any such registration shall be included in the Registrable Securities of the Pulaski Shareholders for purposes of any calculation the number of Registrable Securities that may be included in such registration. Other than as set forth in this Section 10(g) and Sections 8(a) and 8(b), no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                 (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (J) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                 (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

                 (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stock Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 (m) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                              BINDVIEW DEVELOPMENT CORPORATION


                              By: /s/ Eric J. Pulaski
                                 ---------------------------------------------
                              Name:  Eric J. Pulaski
                              Title: President and Chief Executive Officer


                              GENERAL ATLANTIC PARTNERS 44, L.P.


                              By:   GENERAL ATLANTIC PARTNERS, LLC,
                                    Its General Partner


                                    By: /s/ Stephen F. Reynolds
                                       --------------------------------------
                                    Name:   Stephen F. Reynolds
                                    Title:  A Managing Member


                              GAP COINVESTMENT PARTNERS, L.P.


                              By:  /s/ Stephen P. Reynolds
                                 --------------------------------------------
                                    Name:   Stephen P. Reynolds
                                    Title:  A General Partner


                              JMI EQUITY FUND III, L.P.

                              By:   JMI ASSOCIATES III, L.L.C.
                                    Its General Partner


                              By:       /s/ Charles E. Noell
                                 --------------------------------------------
                                    Name:   Charles E. Noell
                                    Title:  Member


                                   /s/ Eric J. Pulaski
                                 -----------------------------------------
                                 Eric J. Pulaski

                                   SCHEDULE 1

                               OTHER SHAREHOLDERS


                                 Scott R. Plantowsky
                                 Nadeem Ghias
                                 Irl Nathan
                                 Christopher J. Sole
                                 David Pulaski